WASATCH FUNDS, INC.

                 SUPPLEMENT DATED SEPTEMBER 21, 1998

               TO THE PROSPECTUS DATED JANUARY 31, 1998



This supplement updates certain information contained in Wasatch Funds (the "Funds") Prospectus dated January 31, 1998. You should retain both the Supplement and the Prospectus for future reference. An additional copy of the Prospectus may be obtained free of charge by calling 1(800)551-1700.

The following information replaces:

        (1) the last sentence under the headings Wasatch Micro-Cap Fund and Wasatch Aggressive Equity Fund on page 2 of the Prospectus;
        (2) the first paragraph under the headings Wasatch Micro-Cap Fund and Wasatch Aggressive Equity Fund on page 17 of the Prospectus and
        (3)  the information contained under the heading Who Can
             Purchase Shares in Closed Funds (Aggressive Equity and Micro-Cap) on pages 27 and 28 of the Prospectus:

The Board of Directors of the Funds has determined to re-open the Wasatch Micro-Cap Fund and the Wasatch Aggressive Equity Fund to new investors effective September 21, 1998. It is presently intended that the Wasatch Micro-Cap Fund will close to new investors when assets reach approximately $150 million. It is presently intended that the Wasatch Aggressive Equity Fund will close to new investors when assets reach approximately $300 million.